                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     JUNE 29, 2000

                              ORBCOMM GLOBAL, L.P.
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             (Exact name of Registrant as specified in its charter)

          DELAWARE                                333-11149                                54-1698039
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    (State or Other Jurisdiction                (Commission                             (IRS Employer
         of Incorporation)                      File Number)                         Identification No.)

                            21819 ATLANTIC BOULEVARD
                             DULLES, VIRGINIA 20166
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:        (703) 433-6300

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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.


                     99.1       Press Release dated June 29, 2000

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ORBCOMM GLOBAL, L.P.



Date:  July 5, 2000                   By  /s/ MARY ELLEN SERAVALLI
                                          -------------------------
                                          Mary Ellen Seravalli
                                          Senior Vice President, General Counsel
                                             and Secretary


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